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                                                                                                      EXHIBIT-99
                                          MONTHLY SERVICERS CERTIFICATE
                                          SERVICER:  NATIONSBANK, N.A.
                                          NATIONSBANK AUTO TRUST 1995-A

  Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the
            "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.
  NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer");
         and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.


Collection Period                                                                                   Aug-99
Determination Date                                                                                09/08/1999
Deposit Date                                                                                      09/14/1999
Distribution Date                                                                                 09/15/1999
Pool Balance on the close of the last day of the preceding Collection Period. . . . . . . . .     56,260,664.00
Less:     Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,111,459.26
Purchase Amount allocable to Principal. . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
 Realized Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        152,385.46
                                                                                               -----------------
 Pool Balance on the close of the last day of the Collection Period . . . . . . . . . . . . .     49,996,819.28
                                                                                               =================
Original Pool Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1,066,816,806.33
Pool Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4.68654%

Class A Certificate Balance
Beginning Class A Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .     54,572,844.07
Class A Principal Distribution to Class A Distribution Account. . . . . . . . . . . . . . . .      6,075,929.38
                                                                                               -----------------
Ending Class A Certificate Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48,496,914.69
Original Class A Certificate Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1,034,812,302.14
 Class A Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4.68654%

Class B Certificate Balance
Beginning Class B Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,687,819.92
Class B Principal Distribution to Class B Distribution Account. . . . . . . . . . . . . . . .        187,915.34
                                                                                               -----------------
Ending Class B Certificate Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,499,904.58
Original Class B Certificate Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32,004,504.19
 Class B Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4.68654%

Class A Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5.8500%
Class B Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6.0000%

Class A Percentage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           97.0000%
Class B Percentage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3.0000%

Available Interest
Collections and Liquidation Proceeds allocable to interest. . . . . . . . . . . . . . . . . .        500,370.73
Recoveries. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        131,165.05
Purchase Amount allocable to Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                               -----------------
Total Interest Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        631,535.78
Advances for the related Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . .         98,129.39
Less:  Outstanding Advances to be reimbursed. . . . . . . . . . . . . . . . . . . . . . . . .         97,372.53
                                                                                               -----------------
Total Available Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        632,292.64

Available Principal
Collections and Liquidation Proceeds allocable to Principal . . . . . . . . . . . . . . . . .      6,111,459.26
Purchase Amount allocable to Principal. . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                               -----------------
Total Available Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,111,459.26

Deposit to Certificate Account
Available Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        632,292.64
Available Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,111,459.26
Withdrawal from Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
Less:  Basic Servicing Fee to be withheld from Collections. . . . . . . . . . . . . . . . . .         46,883.89
                                                                                               -----------------
Net Deposit to Certificate Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,696,868.01

Class A Interest Distribution
Class A Monthly Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        266,042.61
Class A Interest Carryover Shortfall. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                               -----------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        266,042.61

Class B Interest Distribution
Class B Monthly Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,439.10
Class B Interest Carryover Shortfall. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                               -----------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,439.10

Class A Principal Distribution
Class A Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,075,929.38
Class A Principal Carryover Shortfall from the preceding
      Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                               -----------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,075,929.38

Class B Principal Distribution
Class B Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        187,915.34
Class B Principal Carryover Shortfall from the preceding
        Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
                                                                                               -----------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        187,915.34

Basic Servicing Fee (inc. unpaid amount from prior periods) . . . . . . . . . . . . . . . . .         46,883.89

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
Unpaid Basic Servicing Fee to Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . . .         46,883.89
Class A Interest Distribution to Class A Distribution Account . . . . . . . . . . . . . . . .        266,042.61
Class B Interest Distribution to Class B Distribution Account . . . . . . . . . . . . . . . .          8,439.10

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
Class A Principal Distribution to Class A Distribution Account. . . . . . . . . . . . . . . .      6,075,929.38
Class B Principal Distribution to Class B Distribution Account. . . . . . . . . . . . . . . .        187,915.34
To Reserve Account up to Specified Reserve Account Balance. . . . . . . . . . . . . . . . . .          6,898.28
Any Remaining Amounts to Sellers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        151,643.30


Specified Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,335,210.08
Greater of:
(a) Reserve percentage applicable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5.00%
      Pool Balance on last day of Collection Period times reserve
           percentage applicable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,499,840.96
(b) Lesser of: Deposit from Available Interest and Available Principal
(i)  floor amount stated or . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,335,210.08
(ii) Pool Balance on last day of Collection Period
      plus interest through Scheduled Distribution Date . . . . . . . . . . . . . . . . . . .     66,488,505.50
Specified Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,335,210.08

Reserve Account
Beginning Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,335,210.08
Deposit from Available Interest and Available Principal . . . . . . . . . . . . . . . . . . .          6,898.28
Investment Earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         51,455.26
Less:  Withdrawal from Reserve Account and deposit to Certificate
            Account to cover:
Accrued and unpaid Basic Servicing Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.00
Amounts to be distributed to Certificateholders'. . . . . . . . . . . . . . . . . . . . . . .              0.00
Reimb. to Servicer for Outstanding Advances associated with
    Defaulted Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,898.28
Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
             Specified Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . .              0.00
Less:  Withdrawal of Investment Earnings by Servicer. . . . . . . . . . . . . . . . . . . . .         51,455.26
                                                                                               -----------------
Ending Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,335,210.08
                                                                                               =================

Available Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,335,210.08

Realized Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        152,385.46
Net Loss Ratio (annualized)
For the current Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.48%
For the preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              0.98%
For the second preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . .              1.83%
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%). .              1.10%

Delinquency Analysis
Number of Loans
   30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               866
   60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               308
   90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               181
                                                                                               -----------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,355

Principal Balance
   30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,636,369.31
   60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,296,448.71
   90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        820,142.65
                                                                                               -----------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,752,960.67

Delinquency Ratio
For the current Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4.23%
For the preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.64%
For the second preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . .              3.12%
Average Delinquency Ratio (Specified Reserve Account Balance increases if greater
          than 1.25%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.67%

Collateral Repossessed and Held by the Trust
Number. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                56
Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        262,187.71

Weighted Average Computations
Weighted Average Coupon . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10.81700%
Weighted Average Original Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             64.88
Weighted Average Remaining Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13.95
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